Purchase Commitment (Detail) - Nueva Tel - Bolivia - Telecel $ in Thousands	Dec. 31, 2018 USD ($)
Long-term Purchase Commitment [Line Items]
2019	$ 1,577
2020	1,577
2021	1,577
2022	1,577
2023	1,577
Thereafter	12,616
Total	$ 20,501